Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Clarivate Plc (the “Company”) on Form 10-Q for the quarter ended June 30,
2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matitiahu Shem Tov, Chief
Executive Officer and Director of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2026	/s/ Matitiahu Shem Tov
Matitiahu Shem Tov
Chief Executive Officer and Director
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Clarivate Plc (the “Company”) on Form 10-Q for the quarter ended June 30,
2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan M. Collins,
Executive Vice President and Chief Financial Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2026	/s/ Jonathan M. Collins
Jonathan M. Collins
Executive Vice President and Chief Financial Officer